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                                                                  EXHIBIT 23.5











Flex  Financial  Group,  Inc.:



We consent to the use of our report dated September 9, 1996, except for Note D dated November 4, 1996, for the period ended July 31, 1996 in Amendment No. 1 to Form SB-2 and Amendment No. 1 to Form S-4 filed on behalf of Flex Acquisitions Corporation.


/S/  Harper  &  Pearson  Company
Harper  &  Pearson  Company
Houston,  Texas
June  23,  1997